SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-31566                  42-1547151
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                   -------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7.     Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

            Exhibit No.                 Description
            -----------                 -----------
                99                      Press release dated April 29, 2003

Item 9.     Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 29, 2003, Provident Financial Services, Inc. announced (1) its operating results for the first quarter of 2003 and (2) the declaration of a dividend. A copy of the press release dated April 29, 2003, describing operating results for the first quarter of 2003 and the declaration of a dividend is attached as Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 29, 2003               By:  /s/ Paul M. Pantozzi
                                         ---------------------------------------
                                         Paul M. Pantozzi
                                         Chairman, Chief Executive Officer and
                                         President